AMERICAN INDEPENDENCE FUNDS TRUST
1345 Avenue of the Americas, 2nd Floor
New York, NY 10105
(212) 488-1331

February 2, 2015	VIA ELECTRONIC DELIVERY

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
 Washington, DC 20549

RE:	The American Independence Funds Trust (the “Registrant” or “Trust”) “Sticker” Supplement Pursuant to Rule 497(e) of the Securities Act of 1933, as amended SEC File Numbers: 811-21757; 333-124214

Dear Sir/Madam:

The interactive data file included as an exhibit to this filing mirrors the risk/return summary information in a supplement, dated January 25, 2016, to the Prospectus, dated March 1, 2015, for the AI JAForlines Risk-Managed Allocation Fund (formerly, American Independence JAForlines Risk-Managed Allocation Fund), AI Navellier International Fund (formerly, American Independence International Alpha Strategies Fund), AI Kansas Tax-Exempt Bond Fund (formerly, American Independence Kansas Tax-Exempt Bond Fund), AI Boyd Watterson Core Plus Fund (formerly, American Independence Boyd Watterson Core Plus Fund), and AI U.S. Inflation-Protected Fund (formerly, American Independence U.S. Inflation-Indexed Fund), each a series of the Registrant. Such supplement (accession number: 0001324443-16-000198) is incorporated by reference into this Rule 497 Document (the “Supplement”).

The purpose of this filing is to submit an exhibit containing interactive data format risk/return summary information for the Rx Dynamic Stock Fund using the eXtensible Business Reporting Language (XBRL).

Sincerely,

/s/ Susan L. Silva

Susan L. Silva
Treasurer and Secretary